                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


 Check the appropriate box:
 [ ]  Preliminary Proxy Statement         [ ]  Confidential, for Use of the
 [x]  Definitive Proxy Statement               Commission Only (as permitted
 [ ]  Definitive Additional Materials          by Rule 14a-6(e)(2))

 [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PINNACLE BANCSHARES, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.       Title of each class of securities to which transaction
                  applies:
                  ------------------------------------------------------------

         2.       Aggregate number of securities to which transaction applies:
                  ------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ------------------------------------------------------------
         4.       Proposed maximum aggregate value of transaction:
                  ------------------------------------------------------------

         5.       Total fee Paid:
                  ------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount Previously Paid:
       -----------------------------------------------

2.     Form, Schedule or Registration Statement No.:
       -----------------------------------------------

3      Filing Party:
       -----------------------------------------------

4.     Date Filed:
       -----------------------------------------------

                                 April 30, 1997



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Bancshares, Inc. (the "Company") to be held at The Chamber of Commerce of Walker County Auditorium, Jasper, Alabama on Wednesday, May 28, 1997 at 11:00 a.m., local time. This will be our first meeting of stockholders since the conversion of Pinnacle Bank (the "Bank") to an Alabama-chartered commercial bank and the reorganization of the converted Bank into the holding company form of ownership.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Stockholders will consider and vote upon the election of three directors.

     As an integral part of the Annual Meeting, we will report on the operations of the Company and the Bank. Directors and officers of the Company and the Bank will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     Sincerely,


            --------------------------  ---------------------------
            Al H. Simmons               Robert B. Nolen, Jr.
            Chairman of the Board       President and Director

                           PINNACLE BANCSHARES, INC.
                               1811 SECOND AVENUE
                          JASPER, ALABAMA  35502-1388
                                 (205) 221-4111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Bancshares, Inc. (the "Company") will be held at The Chamber of Commerce of Walker County Auditorium, Jasper, Alabama, on Wednesday, May 28, 1997 at 11:00 a.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

     1.       The election of three directors of the Company.

     2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 21, 1997, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           THOMAS L. SHERER
                           SECRETARY

Jasper, Alabama
April 30, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT
                           PINNACLE BANCSHARES, INC.

                               1811 SECOND AVENUE
                                 P.O. BOX 1388
                          JASPER, ALABAMA  35502-1388
                                 (205) 221-4111

                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 28, 1997


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pinnacle Bancshares, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Chamber of Commerce of Walker County Auditorium, Jasper, Alabama on Wednesday, May 28, 1997, at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about May 7, 1997.


                        VOTING AND REVOCATION OF PROXIES

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.01 par value per share ("Common Stock"). Stockholders of record as of the close of business on April 21, 1997 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 889,824 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting

     The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.


                                                            Percent of Shares
   Name and Address of          Amount and Nature of         of Common Stock
    Beneficial Owners           Beneficial Ownership(1)        Outstanding
   ---------------------------  -----------------------     -----------------
   All Executive Officers and         92,341  (2)                 0.1%
   Directors as a Group
   (11 persons)

   Heartland Advisors, Inc.           74,951  (3)                 8.4%
   790 North Milwaukee Street
   Milwaukee, Wisconsin  53202

   Jeffrey L. Gendell                 88,000  (4)                 9.9%
   Tontine Partners, L.P.
   31 West 52nd Street
   New York, New York  10019



(1) In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares.

(2) Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Pinnacle Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan") which are exercisable within 60 days of the Record Date.

(3) Heartland Advisors, Inc., a registered investment advisor, reported sole dispositive power of 74,951 shares and sole voting power of 71,451 shares as of December 31, 1996.

(4) Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C. which is the general partner of Tontine Partners, L.P., a Delaware limited partnership ("Tontine"). Mr. Gendell reported sole voting and dispositive power of 3,000 shares and shared voting and dispositive power with Tontine of 85,000 shares as of January 7, 1997.

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the period ended December 31, 1996, all such filing requirements were complied with.



                      PROPOSAL I -- ELECTION OF DIRECTORS


     The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. As a result of the death of John D. Baird and the resignation of Carlton Mayhall, Jr. effective April 22, 1997, the Board of Directors currently consists of nine members. The Board of Directors has nominated James W. Cannon, Robert B. Nolen, Jr. and Max W. Perdue to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for each nominee and for each director continuing in office, such person's name, age, the year he first became a director and the number of shares and percentage of Common Stock beneficially owned.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.



                                                        PRESENT    SHARES OF
                                           YEAR FIRST    TERM     COMMON STOCK   PERCENT
                                            ELECTED       TO      BENEFICIALLY     OF
              NAME                AGE(1)  DIRECTOR (2)  EXPIRE      OWNED (3)     CLASS
              ----                ------  ------------  -------   ------------   -------
                                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000
              James W. Cannon       53       1990        1997        10,249        1.2%

              Robert B. Nolen, Jr.  38       1994        1997         4,168        *

              Max W. Perdue         63       1991        1997         5,028        *


                                     DIRECTORS CONTINUING IN OFFICE
             Greg Batchelor         41       1983        1998         5,510        *

             Melvin R. Kacharos     70       1989        1998         4,650        *

             O. H. Brown            52       1989        1999         5,100        *

             Sam W. Murphy          49       1981        1999        11,930        1.3%

             Al H. Simmons          49       1979        1999        42,856        4.8%

             J. T. Waggoner         59       1996        1999           850        *


-------------------

* Less than 1% of shares outstanding.

(1)  At December 31, 1996.
(2) Includes term of office as director of Pinnacle Bank (the "Bank") prior to formation of the Company as the holding company for the Bank in January 1997. Each director of the Company is also a director of the Bank.
(3)  At the Record Date.  In accordance with Rule 13d-3 under the Exchange
     Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals as well as shares held by their spouses and minor children and trusts of which certain of such persons are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Option Plan which are exercisable within 60 days of the Record Date. See "Voting Securities and Principal Holders Thereof."

     Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     JAMES W. CANNON is Senior Vice President - Operations of Burton Manufacturing Company, a manufacturer of golf bags headquartered in Jasper, Alabama.

     ROBERT B. NOLEN, JR. joined the Company in 1987 as First Vice President, Chief Financial Officer and Treasurer. In 1990, Mr. Nolen was appointed Executive Vice President of the Company, and in 1994, Mr. Nolen was appointed President and Chief Executive Officer of the Company.

     MAX W. PERDUE retired in 1991 as Jasper, Alabama District Manager of the Alabama Power Company, having served with the company for thirty years in various engineering and management positions. Mr. Perdue is past-president of the Jasper Area Chamber of Commerce and resides in Jasper, Alabama.

     GREG BATCHELOR has been President of Dependable True Value Hardware, Inc. in Russellville, Alabama since 1992. Prior to that, he was Manager.

     MELVIN R. KACHAROS was Executive Vice President of Vulcan Asphalt, Inc., Cordova, Alabama, from which position he retired in 1988. Mr. Kacharos is a Lieutenant Colonel, Retired, of the U.S. Army Reserve and resides in Cordova, Alabama.

     O. H. BROWN, is a certified public accountant, presently with the accounting firm of Lapidus, Tuck, Raymond & Fowler, P.C., Jasper, Alabama. From 1976 to June 1991, Mr. Brown had his own accounting practice, also in Jasper, Alabama.

     SAM W. MURPHY is Chairman of the Board, Chief Executive Officer and Sales Manager of Murphy Furniture Manufacturing Co., Inc., a furniture manufacturer located in Jasper, Alabama.

     AL H. SIMMONS joined the Company in 1973 and served as President of the Company from 1979 until 1994. In October 1989, Mr. Simmons was elected Chairman of the Board of Directors. Mr. Simmons is the son of Chairman of the Board Emeritus A. R. Simmons. Mr. Simmons is self-employed in Birmingham, Alabama.

     J. T. WAGGONER is Vice President, Community and Public Affairs, HealthSouth Corporation, Birmingham, Alabama. He also serves as an Alabama State Senator.

OTHER EXECUTIVE OFFICER

     MARY JO GUNTER, age 43, is Vice President of the Company and Senior Vice President -- Banking Services of the Bank. Ms. Gunter joined the Bank in 1974 and has served in various lending related positions within the Bank. She is responsible for branch operations, personnel, loan servicing and other customer service areas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held two meetings during the six-month period ended December 31, 1996. The members of the Company's Board of Directors are also members of the Bank's Board of Directors, which held six meetings during the six-month period ended December 31, 1996. All incumbent directors attended 75% or more of the total number of Board meetings held during the six-month period ended December 31, 1996 and the total number of meetings held by committees on which such directors served during such period.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. Subsequent to December 31, 1996 the Board of Directors held one meeting in its capacity as a nominating committee to nominate the individuals named herein for election as directors at the Annual Meeting.

     There are no standing committees of the Board of Director of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

     The Executive Committee, currently composed of directors Perdue, Kacharos, Murphy, Brown, Simmons and Nolen, meets when deemed necessary by the President of the Bank to discuss and approve any business coming before the Board between monthly Board meetings. During the six-month period ended December 31, 1996 the Executive Committee held six meetings.

     The Audit Committee, composed of directors Kacharos, Murphy and Brown, is responsible for the review and evaluation of the Bank's annual audit reports with the Bank's independent auditors and reports all findings and recommendations to the Board of Directors. The audit committee also directs the activities of the Bank's internal auditor. During the six-month period ended December 31, 1996, the Audit Committee held two meetings.

     The Compensation Committee, currently composed of directors Perdue, Cannon and Murphy, meets annually or at the direction of the Company's President to review and adjust employee salaries. During the six months ended December 31, 1996, the Compensation Committee held two meetings.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the six-month period ended December 31, 1996 and the fiscal years ended June 30, 1996, 1995 and 1994 awarded to or earned by the Chief Executive Officer. No other executive officer earned in excess of $100,000 in salary and bonus. Salary amounts reported for the period ended December 31, 1996, represent only a six-month period and have not been adjusted or annualized for comparative purposes.



                           SUMMARY COMPENSATION TABLE


                                                                                  Long-Term Compensation
                                                                         -----------------------------------------
                                         Annual Compensation                      Awards               Payouts
                               -------------------------------------     ------------------------  ---------------
                                                                         Restricted    Securities                  All Other
Name and                                               Other Annual        Stock       Underlying       LTIP        Compen-
Principal Position     Year     Salary      Bonus    Compensation(1)      Award(s)      Options        Payouts     sation(2)
----------------------------------------------------------------------------------------------------------------------------
Robert B. Nolen, Jr   1996(3)  $50,000     $    --         --              --           10,000(4)         --        $1,874
President, Chief      1996      80,696      25,000         --              --               --            --         2,424
Executive Officer of  1995      72,782      22,000         --              --               --            --         1,929
the Company and the   1994      72,782      10,000         --              --               --            --         2,069
Bank


---------------

(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in the fiscal year by the named executive officer did not exceed 10% of the executive's annual salary and bonus.
(2)  Represents contributions under the Company's 401(k) plan.
(3)  Represents six-month period ended December 31, 1996.
(4)  Represents options granted under the Option Plan.


DIRECTORS' COMPENSATION

     The members of the Board of Directors of the Company currently do not receive fees in their capacity as such.

     Directors of the Bank currently each receive a monthly fee of $600. Members of the Executive Committee also receive a fee of $200 per month. In addition, directors receive a fee of $200 for each Executive Committee attended, $200 for each Building Committee meeting attended and $100 for each other committee meeting attended. Directors emeritus of the Bank receive $200 for each Board meeting attended. Officers of the Bank do not receive fees for committee or advisory board meetings attended.

OPTION GRANTS IN LAST FISCAL YEAR


                                         Individual Grants
                     ------------------------------------------------------------
                           Number of       Percent of
                          Securities     Total Options
                          Underlying       Granted To      Exercise
                       Options Granted    Employees in    Base Price   Expiration
                     (Number of Shares)   Fiscal Year   ($per Share)      Date
                     ------------------  -------------  ------------  -----------
Robert B. Nolen, Jr      10,000(1)          100.0%        $17.625       08/28/06



-------------------------

(1) Options vest as follows: 3,334 shares on January 29, 1997 and 3,333 shares upon completion of each of the two years subsequent to August 28, 1996.


YEAR END OPTION VALUES

     To date, no options have been exercised under the Option Plan. The following table sets forth information concerning the value of options held by the named executive officer at December 31, 1996.



                          Number of Securities       Value of Unexercised
                         Underlying Unexercised     In-the-Money Options at
                      Options at Fiscal Year Ended    Fiscal Year End (1)
                      ----------------------------  -----------------------
                       Exercisable/Unexercisable         Exercisable/
Name                       (Number of Shares)            Unexercisable
----                  ----------------------------  -----------------------
Robert B. Nolen, Jr.          3,334/6,666                   $0/$0

(1) Difference between fair market value of underlying Common Stock at December 31, 1996 ($17.375 per share, based on the closing sales price) and the exercise price ($17.625 per share). Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

EMPLOYMENT AGREEMENT

     In 1991, the Bank entered into an employment agreement with Robert B. Nolen, Jr. The agreement, as subsequently amended in 1993, provided for Mr. Nolen to serve as Executive Vice President of the Bank for a term of three years ending in 1996 and receive a base salary of $72,782 per annum, subject to annual adjustments. Effective July 1, 1994, the agreement was amended to provide for Mr. Nolen to serve as President and Chief Executive Officer of the Bank and receive a base salary of $72,782 per annum, subject to annual adjustments. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as for an extension for an additional one-year period beyond the then effective expiration date. The agreement provides for a severance payment in the event employment is terminated following a "change in control," as defined in the agreement. These payments would be equal to the amount of 2.99 times the average annual compensation to Mr. Nolen during the five years immediately prior to the change of control. Based on Mr. Nolen's annual compensation as of December 31, 1996, if the severance payment provisions discussed above were to be effective, it would result in a payment to Mr. Nolen of up to $295,800. The agreement also provides for the inclusion of Mr. Nolen in any present or future employee benefit plans or programs of the Bank for which executives are or will become eligible, customary fringe benefits, vacation and sick leave.

     In connection with the recently completed holding company reorganization, the Company and the Bank have agreed to enter into a new employment agreement with Mr. Nolen to serve as President and Chief Executive Officer of the Company and the Bank. It is expected that such agreement generally will provide for a three-year term and may be extended for an additional year beyond the then effective expiration date so that the remaining term would continue to be three years. In addition, the employment agreement will provide for, among other things, a base salary approximating Mr. Nolen's current salary, a discretionary cash bonus, participation in employee benefit plans, death benefits and a severance payment (subject to the limits under his current agreement) to be paid upon a change in control of the Company or the Bank.

CERTAIN TRANSACTIONS

     The Bank makes available loans to directors, officers and other employees, including mortgage loans for the purchase or refinancing of their residences. It is the belief of management that these loans neither involve more than normal risk of collectability nor present other unfavorable features. Such loans have been made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with non-affiliated persons. Management believes that all loans made by the Bank to directors, officers and other employees were in compliance with federal regulations in effect at the time the loans were made.

     The Bank's former main office building is owned by the Bank and is situated on land leased from entities associated with the Simmons family and of which Chairman Emeritus A. R. Simmons is a partner or trustee. Under the terms of the lease for this office, a monthly payment of $1,050 is made for the grounds and 36 parking spaces. The lease was renewed in December 1996 for five years with an option to renew for three additional terms of five years. The Bank has been granted a right of first refusal to purchase the land. The Jasper Mall Branch building is also owned by the Bank and is situated on land leased from an entity associated with the Simmons family. The lease for the land on which the Jasper Mall Branch is located currently provides annual rental of $20,304 to the entity associated with the Simmons family. The lease runs through 2017.

     The Bank leases its Haleyville Branch Office facilities from Cecil
Batchelor, the father of director Greg Batchelor.   The lease currently
provides for an annual rental of $24,645.

     In 1986, the Company entered into an employment agreement with Al H. Simmons. The agreement, as subsequently amended, provided for Mr. Simmons to serve as President and Chief Executive Officer of the Company for a term of three years ending in 1996 and receive a base salary of $109,080 per annum, subject to annual adjustments. In May 1994, the Company and Mr. Simmons entered into a termination agreement whereby the parties agreed to terminate Mr. Simmons' employment agreement and to provide for a lump sum payment to Mr. Simmons of certain severance benefits in satisfaction of Mr. Simmons' rights under the employment agreement. In connection therewith, Mr. Simmons agreed to resign as President and Chief Executive Officer of the Company effective July 1, 1994, and the Company agreed to pay to Mr. Simmons a benefit having a present value equal to $362,447. Such benefit is being paid in 60 payments of $7,000 per month that began in July 1994. In the event of a "change of control," as defined in the agreement, Mr. Simmons may direct the Company to contribute to an irrevocable trust assets having a present value equal to the total amount payable to Mr. Simmons during the remaining term of the agreement. Under such circumstances, payments due Mr. Simmons under the agreement would be made from the trust; provided, however, that if the assets of the trust are insufficient to satisfy the Company's obligations under the agreement, the Company would remain obligated to make such payments directly to Mr. Simmons.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP served as the Company's independent auditors for the six-month period ended December 31, 1996. The Board of Directors has appointed Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1997. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.


                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting.


                                 MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation. Corporate Communications, Inc. has been retained to assist in the management of the Company's investor relations and other stockholder communications issues for a fee of approximately $500 per month plus reimbursement of out-of-pocket expenses. As part of its duties, Corporate Communications, Inc. may assist in the solicitation of proxies.

     The Annual Report to Stockholders for the six months ended December 31, 1996, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.


                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 1998 annual meeting of stockholders of the Company, which will be held on or May 27, 1998, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 1811 Second Avenue, P.O. Box 1388, Jasper, Alabama no later than January 7, 1998. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1998 annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

                          ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PINNACLE BANCSHARES, INC., 1811 SECOND AVENUE, P.O. BOX 1388, JASPER, ALABAMA 35502-1388.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                   THOMAS L. SHERER
                                   SECRETARY
Jasper, Alabama
April 30, 1997

                                                                     APPENDIX A




                                REVOCABLE PROXY
                           PINNACLE BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 1997


     The undersigned stockholder of Pinnacle Bancshares, Inc. (the "Company") hereby appoints O. H. Brown and Sam W. Murphy, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Chamber of Commerce of Walker County Auditorium, Jasper, Alabama on Wednesday, May 28, 1997 at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

                                                            VOTE
                                                  FOR     WITHHELD
                                                  ---     --------
I. Election as directors of all nominees
   listed below (except as marked to the          / /        / /
   contrary).

                 James W. Cannon
                 Robert B. Nolen, Jr.
                 Max W. Perdue

                 INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
                 ANY NOMINEE(S), WRITE THAT NOMINEE'S
                 NAME ON THE LINE BELOW.

II. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.


     The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

Dated:            , 1997
      -----------



 ----------------------------------      -----------------------------------
 PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER



 ----------------------------------      -----------------------------------
 SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.